

Extreme Networks Analyst Briefing

Feb 2011

Risk on Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company's financial performance, acceptance of the Company's newer products in the market and its expectations regarding its products. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including, but not limited to: a challenging macro-economic environment both in the United States and overseas; fluctuations in demand for the Company's products and services; a highly competitive business environment for network switching equipment; its effectiveness in controlling expenses, the possibility that the Company might experience delays in the development of new technology and products; customer response to its new technology and products; the timing of any recovery in the global economy; risks related to pending or future litigation, and a dependency on third parties for certain components and for the manufacturing of the Company's products. The Company undertakes no obligation to update the forward-looking information in this release. More information about potential factors that could affect the Company's business and financial results is included in its filings with the Securities and Exchange Commission, including, without limitation, under the captions: "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Risk Factors," which are on file with the Securities and Exchange Commission."

Extreme Networks

Focused
- Progressive strategy for growth markets
- Disruptive solutions and technologies
- Breaking price/perf boundaries

Proven
- Sales & Support with worldwide reach
- Serving 4 of the top 6 mobile NEPs
- Award winning technology since inception

Scalable
- Established two-tier distribution structure
- Logistics centers close to growth markets
- Common OS providing R&D leverage

Relevant
- Open, standard based platform
- Debt free; growing cash position
- Positioned for accelerating profitability

Transformation to a Market driven company

Change in Focus from a Technology Driven Company to a Market Driven Company

Market focus drives market segment selection for specific high growth vertical markets


Market
Focus
Technology
Focus

Commonality in Vertical Attack Naturally Re-enforces Company Positioning and Maximizes Technology Re-use

Selective market strategy Yields Focused Execution


Whole Product Solutions
Specific Vertical Marketing
Vertical Overlay Sales Practice

Vertical Market Attack

Focuses investments, aligns resources, builds competitive barriers to entry

Strategic focus

3G / 4G	WLAN	Local Area	Data Centers	The Cloud

Ethernet

A Seamless User Experience



VM

Our Mission

Deliver a network that is **optimized for the new mobile world** of people and machines, providing pervasive access, awareness and control, **from the converged edge to the cloud**.

Strategic focus

3G / 4G	WLAN	Local Area	Data Centers	The Cloud

Ethernet

Today's Network

Phase 1

Phase 2

Phase 3

Phase 4

- A world of different and discrete networks
- Wireless, wired, data center & cloud acting alone
- Separate and distinct, without user differentiation


VM

Strategic focus

3G / 4G	WLAN	Local Area	Data Centers	The Cloud

Ethernet

Islands of Awareness

Phase 1

Phase 2

Phase 3

Phase 4

- Convergence of the wired & wireless edge
- The virtualized Ethernet data center
- Identity management for people, physical & virtual machines


VM

Strategic focus

3G / 4G	WLAN	Local Area	Data Centers	The Cloud

Ethernet

Seamless Enterprise Experience

- Phase 1
- Phase 2
- **Phase 3**
- Phase 4

- <u>Quality of experience</u> based on user & machine identity
- Virtual machine & application awareness & control
- IT differentiation of users from converged edge to IT data center


VM

Strategic focus

3G / 4G | WLAN | Local Area | Data Centers | The Cloud

Ethernet

Public and Private Network Seamless Experience

Phase 1

Phase 2

Phase 3

Phase 4

- Seamless user experience from Enterprise and 3G/4G edge to cloud
- Integrity of identity from DC and the cloud
- Differentiated user services offered by managed cloud providers and mobile operators


VM

Differentiation through Software



Device Management
Identity Reporting
Role Based Network Management
Application Monitoring
EPICenter Management Platform
Embedded Security (e.g. DoS, IP Spoof, ARP)
Identity and Role-based Networking
Wireless Convergence
ExtremeXOS
POWERED BY ExtremeXOS
Extreme Switching Infrastructure
Partner Solutions 3rd party interface (XML, SNMP)
SIEM
IPS
VPN
Firewall
RADIUS
AD/LDAP
DLP
UTM



Install base of EXOS ports (millions)
10
8
6
4
2
0
FY06
FY07
FY08
FY09
FY10
Growth rate : 600-700k / qtr

Extreme Differentiation



Price / Performance
Affordable Rocket Science.
Innovation is in our DNA



Sustainable Solutions
Greener by design.
Greener through automation



Customer Care
Global / Local
Personalized & Responsive


Extreme Networks® Four Pillars Solution
Physical
Network Topology
Reduce Network Tiers
Bandwidth and Performance
Efficient
Integration with VM Platforms
Network Profiles for VMs
Heterogeneous (Best-of-Breed) Support for
Scalable
Provision 1,000s of Switches across Multiple Sites
Direct Attach™
Automated Customized
Automated Configuration
User Generated Scripts
XML-Enabled Infrastructure

Data Center Migration
Physical to Virtual to Cloud
Open extensible architecture

Competitive Landscape


Proven ability to execute.
Organizational stability and viability.
hp
cisco
JUNIPer NETWORKS
enterasys Secure Networks
extreme networks
BROCADE
FORCE10
tellabs
Products to meet the market requirements of the Mobile World.
Enterprise & 3G/4G - Edge to Cloud.



extreme networks

Extreme Networks Financial Review

Feb 2011

Investment Thesis

Market
- Multibillion dollar markets; Campus, Data Center and Service Provider markets
- Focused Vertical Market Approach

Positioning
- Managed Hosting, Mobile Backhaul, Education
- Innovative Products
- Accelerating Time to Markets

Model
- Direct Sales and Channel Ecosystem
- Strategic Alliances and Partners
- OEM Sales Channel

Management
- Strong Management Team
- Cost Reductions & Manage Cash
- Leveraged to Accelerate EPS

October 2009 Actions

- Reorganized into functional areas, eliminating complex business unit structure
- Reduced headcount by 70 heads or 9% of total
- Reduced annual operating costs by $12M ($3M/quarter)
- Breakeven lowered to ~$70M level vs. $78M pre action
- Actions allowed for projects to proceed as planned and allowed for "headroom" on earnings (typical $0.02 EPS now $0.05 to $0.07)

Improved Operating Results Q2 FY10-Q2 FY11

- Met guidance 5 quarters in a row
- Operating income in the 5-7% range vs. 2-3% pre-action
- Gross Margin % records in both Q2 and Q3 FY10
- EBITDA ,Operating Income, and Operating Cash flow growth past 5 quarters
  - Best results in over 3 years in Q2 11 for both EBITDA and Cash from operations

January 2011 Actions

- Reduced headcount by 35 heads or 5% of total
  - Reduced overlay heads in the US Sales Organization and eliminated heads in Service, Operations, and G&A to drive efficiencies
- "In housed" back office functions to low cost areas vs. out sourced in the US
- Reduced annual operating costs by $8M ($2M/quarter)
- Breakeven lowered to ~$68M level vs. $73M pre action
- Actions allowed for double digit operating income at $87M of revenue as opposed to $93M pre-action

EBITDA Trends FY09-11



8.0
6.0
4.0
2.0
$M
0.0
-2.0
-4.0

	Q109	Q209	Q309	Q409	Q110	Q210	Q310	Q410	Q111	Q211
EBITDA	2.7	4.2	2.3	4.7	-3.0	5.6	6.1	6.9	6.1	6.9

Estimated Quarterly Revenue Breakeven ($M)



$80
$75
$70
$65
-Merit increases
-Non exec bonus
-401k reinstated
-HC reduction
-Simple org
-HC reduction*
-Managed attrition
-Program efficiencies
Q1 10
Q2 10
Q1 11
Q3 11

*Assumes all efficiency programs fully implemented

Q2 FY11 Balance Sheet Metrics

Strong Balance Sheet with no long-term debt

	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Cash & Investments ($M)	138.1	130.8	135.4	135.7	141.7
Cash Flow from Operations ($M)	6.0	(7.0)*	6.3	1.2	7.3**
Accts Receivable ($M)	40.6	36.6	42.1	39.7	46.8
DSO	47	43	45	43	50
Inventory ($M)	16.6	23.6	21.8	20.5	24.2
EBITDA – Pro-Forma	5.6	6.1	6.9	6.1	6.9
Headcount (*Regular*)	730	715	740	746	763

**Reflected increased inventory investment for anticipated Q4 demand*

***Includes receipt of $3.8M from litigation settlement*

Financial Model

- Gross Margin of 57%-59%
- Research & Development of 13%-14%
- Sales & Marketing of 25%-26%
- General & Administrative of 7%-8%
- Operating Income of ~11%

Investment Thesis

Market

- Multibillion dollar markets; Campus, Data Center and Service Provider markets
- Focused Vertical Market Approach

Positioning

- Managed Hosting, Mobile Backhaul, Higher Education
- Innovative Products
- Accelerating Time to Markets

Model

- Direct Sales and Channel Ecosystem
- Strategic Alliances and Partners
- OEM Sales Channel

Management

- Strong Management Team
- Cost Reductions & Manage Cash
- Leveraged to Accelerate EPS



Extreme Networks Analyst Briefing

Feb 2011



Supporting Detail

Pro Forma Financial Highlights

	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Product	64.5	63.2	70.6	69.2	70.3
Service	14.9	15.0	14.9	14.6	14.8
Total Revenue ($M)	79.4	78.2	85.5	83.8	85.1
Gross Margin (%)	58.0%	58.3%	57.4%	56.3%	56.4%
Research & Development ($M)	11.8	10.9	11.7	12.2	12.1
Sales & Marketing ($M)	23.9	24.2	25.3	24.3	24.7
General & Administrative ($M)	6.1	5.7	6.4	6.0	5.9
Total Operating Expense ($M)	41.8	40.9	43.4	42.6	42.7
Operating Expense (%)	52.6%	52.3%	50.8%	50.8%	50.2%
Operating Margin (%)	5.4%	6.2%	6.6%	5.5%	6.2%

Revenue Trends


Total Revenue
Product
Service
90.0
80.0
70.0
60.0
50.0
40.0
Revenue ($M)
Q110
Q210
Q310
Q410
Q111
Q211
Fiscal Quarter

Investment Alignment to Verticals – Drives Reuse



Vertical Practices
Investment Areas
Mobile Backhaul (& NEP)
Managed Cloud (& DC)
Higher Ed Mobile Student (& campus)
.. The next vertical market
Software
Hardware
User-Aware Network
Data Center Solutions
Enhanced Ethernet
Timing and Sync
Converged Wireless
Top of Rack (40Gb)
Data Center Chassis
Mobile Backhaul
Edge Margin Recovery
Primary
Secondary